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                                  CorpExec VUL
          Corporate Executive Series Variable Universal Life Insurance

                                  Investing in
    NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I


                        Supplement dated August 1, 2003
                        to Prospectus dated May 1, 2003



       This supplement amends the May 1, 2003 Prospectus for the Corporate Executive Series Variable Universal Life Insurance Policies ("Policies"). You should read this information carefully before you invest. This supplement is not valid unless it is read in conjunction with the May 1, 2003 Prospectus for the Policies. The terms we use in this supplement have the same meanings as in the Prospectus for the Policies.

       The purposes of this supplement are (1) to describe one new Investment Division that will be available under the Policies as of October 1, 2003 (this supplement identifies the new Investment Division and provides information regarding the new Investment Division's fees, expenses and investment objectives) and (2) to liberalize policyholder access to the Alternative Cash Surrender Value ("ACSV") of the Policies. Keeping these purposes in mind, please note the following changes.


I.   Number of Available Investment Divisions

     Effective October 1, 2003, throughout the Prospectus, all references to "forty-eight" (or 48 Investment Divisions are changed to refer to "forty-nine" (or 49 Investment Divisions.

II.  Van Eck Worldwide Absolute Return Portfolio Available October 1, 2003

     Effective October 1, 2003, the Van Eck Worldwide Absolute Return Portfolio is available as an Investment Division in the Policies.

     On page 12, under the section entitled FUND ANNUAL EXPENSES, add the following to the table in that section:


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Fund Annual Expenses
                (as a % of the average net assets)(a)

                                                             Van Eck Worldwide
                                                             Absolute Return
                                                             -----------------
Advisory Fees                                                2.50%
Administration Fees                                          0.00%
12b-1 Fees                                                   0.00%
Other Expenses                                               0.46%
Total Fund Annual Expenses                                   2.96%(p)

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     (a)  The Fund or its agents provided the fees and charges which, except for the Van Eck Worldwide Absolute Return Portfolio, are based on 2002 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

     (p) Because the fund has less than one year of operating history, the fees and expenses are based on estimates for the current fiscal year.
          These pro forma expenses are based on average net assets of $100 million. The Advisory Fee includes all subadvisory fees. The Adviser has agreed to voluntarily waive fees and assume certain operating expenses to limit the Total Fund Annual Expenses (excluding brokerage commissions and transaction fees, interest, dividends paid on short sales, taxes and extraordinary expenses) to 2.50% of average daily net assets. These fee waivers are not contractual and may be discontinued at the discretion of the Adviser.


III.  Funds and Eligible Portfolios

      Effective August 1, 2003, on page 21, replace the Fund name "Janus Aspen Series Aggressive Growth with "Janus Aspen Series Mid Cap Growth (formerly Janus Aspen Series Aggressive Growth)."

      Effective October 1, 2003, on page 22, add the following to the table showing the Funds and Eligible Portfolios, Investment Advisers and Investment Objectives available under the policies:

   -----------------------------------------------------------------------------
   |     Fund              Investment Adviser           Investment Objective   |
   -----------------------------------------------------------------------------
   | Van Eck Worldwide        Van Eck Associates      Positive returns in      |
   | Insurance Trust:            Corporation          various market cycles by |
   |                                                  utilizing a diversified  |
   |   Van Eck Worldwide                              "manager of managers"    |
   |   Absolute Return                                investment approach,     |
   |                                                  whereby the Fund selects |
   |                                                  multiple investment      |
   |                                                  subadvisers who use      |
   |                                                  various hedging          |
   |                                                  strategies.              |
   -----------------------------------------------------------------------------

IV.  Alternative Cash Surrender Value

     Effective August 1, 2003, the ACSV provision is modified to provide more liberal access to the ACSV.

     On pages 50 and 51 of the Prospectus, delete the text under the heading "Alternative Cash Surrender Value" and replace it with the following:

     The Alternative Cash Surrender Value (ACSV) is equal to the policy's Cash Value plus the value of the Deferred Premium Load Account less any Policy Debt. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.

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     Upon surrender, you will receive the full Cash Surrender Value less any policy debt, or, if applicable, the ACSV, while the Insured is alive and this policy is in effect. The Cash Surrender Value or ACSV will be calculated as of the date on which we receive your signed request in a form acceptable to us at our Service Center, unless a later effective date is selected. All insurance will end on the date we receive your request for full cash surrender at our Service Center.

     You are eligible to receive the ACSV provided the policy has not been assigned, and that the Owner has not been changed, unless that change (1) was the result of a merger or acquisition and the Successor Owner was your wholly owned subsidiary or a corporation under which you were a wholly owned subsidiary on the date ownership changed, or (2) was to a Trust established by you for the purposes of providing employee benefits.

     The Deferred Premium Load Account value during the first Policy Year is equal to the cumulative Sales Expense Charge, State Tax Charge and Federal Tax Charge collected during the first Policy Year. Beginning on the first Policy Anniversary and continuing until the 7th Policy Anniversary, the Deferred Premium Load Account will be amortized monthly on a straight-line basis. The Deferred Premium Account value on each Monthly Deduction Day on or after the first Policy Anniversary will be equal to (a) plus (b) minus
     (c), where:

        (a) is the value of the Deferred Premium Load Account as of the prior Monthly Deduction Day;

        (b) is the cumulative Sales Expense Charge, State Tax Charge and Federal Tax Charge collected since the last Monthly Deduction Day, including the current Monthly Deduction Day;


        (c) is the sum of (a) plus (b), divided by the number of Monthly Deduction Days remaining, including the current Monthly Deduction Day, until the 7th Policy Anniversary.

     The value of the Deferred Premium Load Account is zero on or after the 7th Policy Anniversary or upon lapse of the policy.








                       __________________________________

                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                            New York, New York 10010